UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
June 10, 2025
Johnson & Johnson
(Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
2.700% Notes due February 2029	JNJ29B	New York Stock Exchange
3.200% Notes Due June 2032	JNJ32	New York Stock Exchange
3.050% Notes due February 2033	JNJ33B	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange
3.350% Notes Due June 2036	JNJ36A	New York Stock Exchange
3.350% Notes due February 2037	JNJ37B	New York Stock Exchange
3.550% Notes Due June 2044	JNJ44	New York Stock Exchange
3.600% Notes due February 2045	JNJ45	New York Stock Exchange
3.700% Notes due February 2055	JNJ55	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 10, 2025, Johnson & Johnson (the “Company” or “Johnson & Johnson”) announced that Daniel Pinto was elected to the Board of Directors effective July 1, 2025. Mr. Pinto will serve on the Audit Committee and the Compensation & Benefits Committee.
As a non-employee director of the Company, Mr. Pinto will receive compensation as described in the “Director Compensation” section of the Company’s 2025 Proxy Statement.
Mr. Pinto currently serves as the President of JPMorganChase and will serve as Vice Chairman of the firm from July 1, 2025 through his retirement at the end of 2026. He previously served as Chief Operating Officer, among other roles, during his tenure at the firm. JPMorganChase provides a variety of banking services to the Company. During fiscal year 2024, Johnson & Johnson paid JPMorganChase approximately $39.2 million for banking services including fees associated with routine banking services, supplier financing, short-term debt instruments and M&A advisory services.
The Company’s press release announcing the appointment is attached to this Report as Exhibit 99.1.

Item 9.01 Financial statements and exhibits
(d)    Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated June 10, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 10, 2025

JOHNSON & JOHNSON
(Registrant)

By:	/s/ Marc Larkins
Marc Larkins Secretary